SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement



[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                               FEDERATED ARMS FUND

                (Name of Registrant as Specified In Its Charter)

                               FEDERATED INVESTORS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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           filing fee is calculated and state how it was determined):

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        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

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                                        FEDERATED ARMS FUND

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.



Federated ARMS Fund will hold a special meeting of shareholders on June 21, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.



Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?



The proposals include:

o       the election of Trustees;

o       ratification of independent auditors;

o       changes to the Trust's fundamental investment policies; and

O       an amendment to the Declaration of Trust.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

The fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the fund's powers, except those reserved only for shareholders.



Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.



The Proxy Statement includes a brief description of each nominee's history and current position with the fund, if applicable.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the fund and its investors. The Board of Trustees approved the selection of Ernst & Young LLP, long-time auditors of the fund, for the current fiscal year.

WHY ARE THE FUND'S "FUNDAMENTAL POLICIES" BEING CHANGED?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the fund's operations.

By reducing the number of "fundamental policies," the fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the fund's assets may be enhanced and investment opportunities increased.



The proposed amendments will:

     o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

     o    simplify  and   modernize   the  policies  that  are  required  to  be
          "fundamental" by the 1940 Act; and

     o remove fundamental policies that are no longer required by the securities laws of individual states.



Federated Investment Management Company, the fund's adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the fund and its shareholders. The Board believes that the proposed changes will be applied responsibly by the adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the fund's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

WHY ARE THE TRUSTEES RECOMMENDING AN AMENDMENT TO THE DECLARATION OF TRUST?

The Declaration organizing the fund was prepared many years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending a change to the Declaration of Trust that permits the fund to benefit from these developments.

HOW DO I VOTE MY SHARES?

You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" ALL THE PROPOSALS.



WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400. After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.




                                   DEFINITIVE



                               FEDERATED ARMS FUND

                            NOTICE OF SPECIAL MEETING

                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 21, 1999

               A Special Meeting in lieu of Annual Meeting of the shareholders of Federated ARMS Fund (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 21, 1999 to consider proposals:

     (1)  To elect seven Trustees.

     (2)  To ratify the selection of the Trust's independent auditors.

     (3)  To make changes to the Trust's fundamental investment policies:

          (a) To amend the Trust's fundamental investment policy regarding diversification;

          (b) To amend the Trust's fundamental investment policy regarding borrowing money and issuing senior securities;


          (c) To amend the Trust's fundamental investment policy regarding investments in real estate;



          (d) To amend the Trust's fundamental investment policy regarding investing in commodities;

          (e) To amend the Trust's fundamental investment policy regarding underwriting securities;

          (f) To amend the Trust's fundamental investment policy regarding lending by the Trust;

          (g) To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding buying securities on margin;

          (h) To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding pledging assets;



          (i) To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding investing in illiquid securities;



          (j)  To amend, and to make  non-fundamental,  the Trust's  fundamental
               investment   policy  regarding   investing  in  other  investment
               companies;

          (k) To make non-fundamental the Trust's fundamental investment policy regarding investing in adjustable and floating rate mortgage securities;

          (l) To make non-fundamental the Trust's fundamental investment policy regarding investing in U.S. government securities;

          (m) To make non-fundamental the Trust's fundamental investment policy regarding investing in mortgage related securities;

          (n) To make non-fundamental the Trust's fundamental investment policy regarding purchasing collateralized mortgage obligations;

          (o) To make non-fundamental the Trust's fundamental investment policy regarding engaging in dollar roll transactions;

          (p) To make non-fundamental the Trust's fundamental investment policy regarding engaging in repurchase agreements;

          (q) To make non-fundamental the Trust's fundamental investment policy regarding engaging in reverse repurchase agreements;

          (r) To make non-fundamental the Trust's fundamental investment policy regarding engaging in securities lending transactions;

          (s)  To make non-fundamental the Trust's fundamental investment policy
               regarding   engaging  in   when-issued   and   delayed   delivery
               transactions; and

          (t) To make non-fundamental the Trust's fundamental investment policy regarding investing in stripped mortgage securities.

     (4)  To eliminate certain of the Trust's fundamental investment policies:



          (a) To remove the Trust's fundamental investment policy on investing in securities of new issuers;

          (b) To remove the Trust's fundamental investment policy on selling securities short;

          (c) To remove the Trust's fundamental investment policy regarding portfolio trading; and

          (d) To remove the Trust's fundamental investment policy regarding temporary investments.

     (5) To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

     To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed April 23, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary



May 7, 1999



YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS



ABOUT THE PROXY SOLICITATION AND THE MEETING...................................5

ELECTION OF SEVEN TRUSTEES.....................................................5

ABOUT THE ELECTION OF TRUSTEES.................................................6

TRUSTEES STANDING FOR ELECTION.................................................6

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES.....................................7

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS..........................8

APPROVAL OF CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES.............8

APPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF
     THE TRUST                                                               20

APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE TRUST'S DECLARATION OF TRUST..21

INFORMATION ABOUT THE TRUST...................................................22

PROXIES, QUORUM AND VOTING AT THE MEETING.....................................22

SHARE OWNERSHIP OF THE TRUSTEES...............................................23

TRUSTEE COMPENSATION..........................................................23

OFFICERS OF THE TRUST.........................................................25

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................27


                                   DEFINITIVE



                                 PROXY STATEMENT

                               FEDERATED ARMS FUND

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

        The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on June 21, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").



        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

        The Board has reviewed the changes recommended in both the investment policies of the Trust and the proposed Amended and Restated Declaration of Trust, and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about May 7, 1999, to shareholders of record at the close of business on April 23, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding 46,352,327.233 shares of beneficial interest.

        The Trust's annual prospectus, which includes audited financial statements for the fiscal year ended October 31, 1998, was previously mailed to shareholders. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF SEVEN TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Constantakis, Cunningham, and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Donahue, Mansfield and Walsh are expected to assume their responsibilities as Trustees effective July 1, 1999. Please see "ABOUT THE ELECTION OF TRUSTEES" below for current information about the Nominees.



        Messrs. Murray and Bigley were appointed Trustees on February 14, 1995 and October 1, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Constantakis and Cunningham were appointed Trustees on February 23, 1998 and January 1, 1999, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Donahue, Mansfield and Walsh are being proposed for election as Trustees to fill vacancies anticipated to result from the resignations of three current Trustees. The anticipated resignations will not occur if Messrs. Donahue, Mansfield and Walsh are not elected as Trustees.

        All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the seven individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

        If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

        When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

        Set forth below is a listing of: (i) Trustees standing for election, and
(ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Trustee

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Trustee



Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.



JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

J. CHRISTOPHER DONAHUE

Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton, NY

Birthdate:  April 10, 1945

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.

       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

        The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Ernst & Young LLP (the "Auditors") for the current fiscal year at a Board meeting held on November 17, 1998.

        The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

        Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

              VOTE TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

                       APPROVAL OF CHANGES TO THE TRUST'S

                         FUNDAMENTAL INVESTMENT POLICIES



INTRODUCTION TO PROPOSALS #3(A) TO #3(T) AND #4(A) TO #4(D).



        The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Trust to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Trust's investment adviser.

        After the Trust was formed in 1985, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Trust is subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Trust's shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Trust's fundamental policies.

        The proposed amendments would:

     (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

        By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Trust's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                              FUNDAMENTAL POLICIES                NON-FUNDAMENTAL POLICIES
Who must approve changes in   Board of Trustees and               Board of Trustees
the policies?                 shareholders

How quickly can a change in   Fairly slowly, since a vote         Fairly quickly, because the
the policies be made?         of shareholders is required         change can be accomplished by

                                                                  action of the Board of Trustees

What is the relative cost     Costly to change because a          Less costly to change because
to change a policy?           shareholder vote requires           a change can be accomplished
                              holding a meeting of                by action of the Board of
                              shareholders                        Trustees



        The recommended changes are specified below. Each Proposal will be voted on separately, and the approval of each Proposal will require the approval of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

DESCRIPTION OF PROPOSED CHANGES

        The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Trust to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. THE PROPOSED STANDARDIZED CHANGES WILL NOT AFFECT THE TRUST'S INVESTMENT OBJECTIVE. ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES WILL ALLOW THE TRUST GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE BOARD OF TRUSTEES OF THE TRUST DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENT IN THE TRUST. NOR DOES THE BOARD OF TRUSTEES ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT POLICIES WILL, INDIVIDUALLY OR IN THE AGGREGATE, CHANGE MATERIALLY THE MANNER IN WHICH THE TRUST IS MANAGED.

        The following is the text and a summary description of the proposed changes to the Trust's fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

        Presently, if the Trust adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Trust's portfolio securities or the amount of its total assets does not create a violation of the policy.

This policy will continue to apply for any of the proposed changes that are approved.

               PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE TRUST'S

                         FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL #3(A): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT

                        POLICY REGARDING DIVERSIFICATION

        Under the 1940 Act, the Trust's policy relating to the diversification of its investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

        The Trust's present policy regarding diversification states:

        "With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer."

        In order to afford the Trust's investment adviser maximum flexibility in managing the Trust's assets, the Trustees propose to amend the Trust's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The amended policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation.

        Upon approval of the Trust's shareholders, the fundamental investment policy governing diversification will be amended as follows:

        "With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Trust would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(B): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY

             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

        The 1940 Act requires the Trust to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting the Trust's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Trust prior to the rights of shareholders.

        Shareholders of the Trust are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Trust's current policy states:

        "The Trust will not issue senior securities except that the Trust may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Trust will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Trust will not purchase any securities while any such borrowings are outstanding. During the period that any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Trust will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

SENIOR SECURITIES-GENERALLY. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

        SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

BORROWING-GENERALLY. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

        The borrowing restriction of the Trust prohibits the purchase of any portfolio securities while borrowings are outstanding. The proposed investment policy would provide greater flexibility to the Trust, and would permit the Trust to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Trust does not intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities will state:

        "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(C):  TO  AMEND  THE  TRUST'S  FUNDAMENTAL   INVESTMENT  POLICY
REGARDING INVESTMENTS IN REAL ESTATE

        Under the 1940 Act, the Trust's policy concerning investments in real estate must be fundamental. The Trust currently has a fundamental investment policy prohibiting the purchase or sale of real estate. The current policy, however, allows the Trust to invest in companies that deal in real estate, or to invest in securities that are secured by real estate, and states:

        "The Trust will not buy or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

        The proposed fundamental investment policy will not permit the Trust to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Trust to invest in companies within the real estate industry, provided such investments are consistent with the Trust's investment objective and policies. Upon shareholder approval, the fundamental investment policy governing investments in real estate will state:

        "The Trust may not purchase or sell real estate, provided that this restriction does not prevent the Trust from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Trust may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



       PROPOSAL #3(D): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY

                       REGARDING INVESTING IN COMMODITIES

        Under the 1940 Act, the Trust's policy concerning investments in commodities must be fundamental. The Trust is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities. Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. The Trust does not consider financial future contracts to be commodities for purposes of the policy set forth below. Upon shareholder approval, the fundamental investment policy governing investments in commodities will state:



        "The Trust may not purchase or sell physical commodities, provided that the Trust may purchase securities of companies that deal in commodities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(E): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT

                    POLICY REGARDING UNDERWRITING SECURITIES

        Under the 1940 Act, the Trust's policy relating to underwriting is required to be fundamental. The Trust currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, and states:

        "The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

        A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Trust could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

        Upon shareholder approval, the fundamental investment policy concerning underwriting will state:

        "The Trust may not underwrite the securities of other issuers, except that the Trust may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."



        This does not constitute a substantive change in the Trust's policy. Rather, it reflects a restatement to standardized language now to be used by the Federated Funds, and is submitted to shareholders to comply with the 1940 Act's requirements.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(F): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY

                         REGARDING LENDING BY THE TRUST

        Under the 1940 Act, the Trust's policy concerning lending must be fundamental. The Trust currently is subject to a fundamental investment restriction limiting its ability to make loans, which states:

     "The Trust will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets."

        The Trust's fundamental policy explicitly permits the Trust to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Trust in connection with such a transaction is then invested to provide the Trust with additional income it might not otherwise have.

        Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Trust currently is subject. In addition, securities on loan cannot generally be sold until the term of the loan is over. Upon approval of the Trust's shareholders, the fundamental investment policy governing lending assets will state:

        "The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



     PROPOSAL #3(G): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN



        The Trust is not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with a non-fundamental restriction. The Trust's current policy provides:

     "The Trust will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions."

        The proposed non-fundamental policy makes minor changes in wording from the existing fundamental restriction. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Trust would become subject to the following non-fundamental policy:

        "The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for the clearance of purchases and sales of securities."



        This does not constitute a substantive change in the Trust's policy. Rather, it reflects a restatement to standardized language now to be used by the Federated Funds, and is submitted to shareholders to comply with the 1940 Act's requirements.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



     PROPOSAL #3(H): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS



        The Trust is not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Trust's flexibility in this area, the Board of the Trust believes the policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policy proposed to be eliminated, which states:

        "The Trust will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing."

        The Board does not expect this change to have a material impact on the Trust's operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. While the Trust is proposing to eliminate the 10% limitation on the amount of Trust assets that can be pledged, the Trust does not presently intend to exceed this limitation in the future.

        Upon the approval of the elimination of the existing fundamental policy on pledging assets, the Trust would become subject to the following non-fundamental policy:

        "The Trust will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



     PROPOSAL #3(I): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN ILLIQUID SECURITIES



        The Trust is currently subject to a fundamental investment policy regarding investing in illiquid securities that states:

     "The Trust will not invest more than 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days."

        There is no legal requirement that the Trust have a fundamental policy on this subject. Accordingly, the Board believes that it should be made non-fundamental for the Trust, and amended to render it consistent with the standardized disclosure utilized by the Federated Funds. The amendment and restatement of the policy will not substantively change the policy.

        The SEC takes the position that an investment company, other than a money market fund, should not invest more than 15% of its net assets in illiquid securities. The proposed non-fundamental restriction would comply with the SEC's guidelines. Establishing the policy as non-fundamental would enable the Trust to change this restriction in the future without shareholder approval. However, the Trust has no present intention to materially modify the policy.

        Upon the approval of the elimination of the existing fundamental policy on investing in illiquid securities, the Trust would become subject to the following non-fundamental restriction:

        "The Trust will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Trust's net assets."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(J): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S

              FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN

                           OTHER INVESTMENT COMPANIES

        The Trust currently has a fundamental investment policy prohibiting investment in the securities issued by any other investment company, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Trust's investment adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Trust's investments. Amending this policy would expand the investment opportunities available to the Trust by allowing the Trust greater flexibility to invest in other investment companies. Investments in other investment companies are limited under the 1940 Act and, in the case of the Trust, by an exemptive order issued by the Commission (the "Order"). The 1940 Act and the Order limit both the portion of the Trust's assets which may be so invested in a particular fund, and the percentage of such a fund which may be owned by the Trust. Normally, each investment company in which the Trust invests will have its own operating expenses, including advisory fees; however, the Trust's investment adviser will waive the portion of its advisory fee attributable to assets invested in other investment companies. It is expected that the other duplicative expenses are justified by the benefit of having access to the markets in which such a fund invests, or in the investment techniques or advisers of such funds.



        If shareholders approve this item, the new operating policy will read as follows:

        "The Trust may invest its assets in securities of other investment companies, including securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash."



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(K): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

     INVESTMENT POLICY REGARDING INVESTING IN ADJUSTABLE AND FLOATING RATE MORTGAGE SECURITIES

        The Trust currently has a fundamental investment policy pertaining to investing in adjustable and floating rate mortgage securities. The policy states that:

        "The Trust will limit its investments in U.S. government securities, including adjustable and floating rate mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities, to those that are permitted for purchase by federally chartered savings and loan associations pursuant to applicable rules, regulations, or interpretations of the Office of Thrift Supervision and by federal credit unions under the Federal Credit Union Act and the rules, regulations, and interpretations of the National Credit Union Administration."



        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with a non-fundamental investment policy that is substantially similar to the current policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to materially modify the policy, and the Trust's management believes that the revised policy will not change materially the manner in which the Trust is managed.

        If approved by shareholders, the modified, non-fundamental investment policy will state:

        "The Trust will invest primarily in U.S. government securities, including adjustable and floating rate mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities, to those that are permitted for purchase by federally chartered savings and loan associations pursuant to applicable rules, regulations, or interpretations of the Office of Thrift Supervision and by federal credit unions under the Federal Credit Union Act and the rules, regulations, and interpretations of the National Credit Union Administration."



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(L): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

       INVESTMENT POLICY REGARDING INVESTING IN U.S. GOVERNMENT SECURITIES

     The Trust currently has a fundamental investment policy pertaining to its investing in U.S. government securities. The policy states that:

     "The Trust may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, as well as obligations of U.S. government agencies or instrumentalities which are not collateralized by or do not represent interests in real estate mortgages."

        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to materially modify the policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



         PROPOSAL #3(M): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

      INVESTMENT POLICY REGARDING INVESTING IN MORTGAGE RELATED SECURITIES



        The Trust currently has a fundamental investment policy pertaining to investing in mortgage related securities. The policy states that:

        "The Trust may invest in mortgage related securities which are issued by private entities such as investment banking firms and companies related to the construction industry."

        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to materially modify the policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



         PROPOSAL #3(N): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

   INVESTMENT POLICY REGARDING PURCHASING COLLATERALIZED MORTGAGE OBLIGATIONS



        The Trust currently has a fundamental investment policy pertaining to purchasing collateralized mortgage obligations that are investment grade. The policy states that:

        "The Trust will only purchase Collateralized Mortgage Obligations ("CMOs") which are investment grade, as rated by a nationally recognized statistical rating organization."

        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to materially modify the policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



         PROPOSAL #3(O): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

        INVESTMENT POLICY REGARDING ENGAGING IN DOLLAR ROLL TRANSACTIONS



     The Trust currently has a fundamental investment policy pertaining to engaging in dollar roll transactions with respect to mortgage securities. The policy states that:

        "The Trust may engage in dollar roll transactions with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. When the Trust enters into a dollar roll transaction, liquid assets of the Trust, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled."

        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to materially modify the policy.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



         PROPOSAL #3(P): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

          INVESTMENT POLICY REGARDING ENGAGING IN REPURCHASE AGREEMENTS

        The Trust currently has a fundamental investment policy pertaining to engaging in repurchase agreements. The policy states that:

        "The Trust requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trust's Board of Trustees."

        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to materially modify the policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(Q): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

      INVESTMENT POLICY REGARDING ENGAGING IN REVERSE REPURCHASE AGREEMENTS

        The Trust currently has a fundamental investment policy pertaining to engaging in reverse repurchase agreements. The policy states that:

        "The Trust may enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Trust, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Trust will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to materially modify the policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(R): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

     INVESTMENT POLICY REGARDING ENGAGING IN SECURITIES LENDING TRANSACTIONS

        The Trust currently has a fundamental investment policy pertaining to engaging in securities lending transactions. The policy states that:

        "The Trust may lend portfolio securities up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Trust will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees. The Trust will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned."

        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to materially modify the policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(S): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

     INVESTMENT POLICY REGARDING ENGAGING IN WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

        The Trust currently has a fundamental investment policy pertaining to engaging in when-issued and delayed delivery transactions. The policy states that:

        "The Trust may engage in when-issued and delayed delivery transactions but only for the purpose of acquiring portfolio securities consistent with the Trust's investment objective and policies, and not for investment leverage."

        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to materially modify the policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(T): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

      INVESTMENT POLICY REGARDING INVESTING IN STRIPPED MORTGAGE SECURITIES

        The Trust currently has a fundamental investment policy pertaining to investing in stripped mortgage securities. The policy states that:

        "The Trust will not invest in stripped mortgage securities, including securities which represent a share of only the interest payments or only the principal payments from underlying mortgage related securities."

        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to materially modify the policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

               PROPOSAL #4: ELIMINATION OF CERTAIN OF THE TRUST'S

                         FUNDAMENTAL INVESTMENT POLICIES



        The Trust's management has recommended that four of the Trust's current fundamental investment policies be removed. Two of the policies proposed to be removed relating to investing in the securities of new issuers and making short sales - result from state legal requirements that have been eliminated. The latter two policies regarding the Trust's portfolio trading activity and temporary investments - were initially adopted as fundamental investment policies, and are not required under applicable law. The elimination of the four policies is being presented to shareholders for approval to comply with the 1940 Act's requirements. The Trust's adviser believes that the removal of these policies would provide greater flexibility in the management of the Trust by permitting the Trust to purchase a broader range of securities that are permitted investments and that are consistent with the Trust's investment objective and policies.

        The policies being removed are listed below. Each Proposal will be voted on separately, and the approval of each change will require the affirmative vote of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)



     PROPOSAL #4(A): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON

                     INVESTING IN SECURITIES OF NEW ISSUERS



        The Trust is not required to have a fundamental restriction with respect to investing in securities of companies that have been in operation for less than three years. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in securities of new issuers and selling securities short (discussed in Proposal #4(b)). As a consequence of those restrictions, the Trust adopted the investment policy relating to investment in new issuers and agreed that it would be changed only upon the approval of shareholders. Since the prohibition pertaining to investing in the securities of new issuers is no longer required under current law, the management of the Trust has recommended, and the Board has determined, that this policy should be removed. To maximize the Trust's investment flexibility, the Board believes that the Trust's restriction on investments in such companies should be eliminated. While the Trust may invest in new issuers, the Trust's management believes that the removal of the fundamental investment policy will not materially change the manner in which the Trust is managed.



        Upon the approval of Proposal #4(a), the existing fundamental restriction on investing in securities of companies that have been in operation for less than three years for the Trust will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

          PROPOSAL #4(B): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT

                       POLICY ON SELLING SECURITIES SHORT

        The Trust is not required to have a fundamental restriction with respect to short sales of securities. To maximize the Trust's flexibility in this area, the Board believes that the Trust's restriction on short sales of securities should be eliminated. Similar to the restriction in Proposal #4(a), this restriction was imposed by state laws and NSMIA preempts the legal requirement. Notwithstanding the elimination of this fundamental restriction, the Trust expects to continue not to engage in short sales of securities, except to the extent that the Trust contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short.

        Upon the approval of Proposal #4(b), the existing fundamental restriction on selling securities short for the Trust will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



                PROPOSAL #4(C): TO REMOVE THE TRUST'S FUNDAMENTAL

                  INVESTMENT POLICY REGARDING PORTFOLIO TRADING



        The Trust currently has a fundamental investment policy pertaining to portfolio trading and investing for short-term profits. The policy states that:

        "The Trust does not intend to invest for the purpose of seeking short-term profits; however, securities in which its portfolio may be sold whenever the Trust's investment adviser believes it is appropriate to do so in light of the Trust's investment objective, without regard to the length of time a particular security may have been held. It is not anticipated that the portfolio trading engaged in by the Trust will result in its annual rate of portfolio turnover exceeding 100%."

        This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the existing fundamental policy be eliminated. The Trust's investment adviser intends to manage the Trust in the same manner as presently, and will only engage in securities transactions in order to attempt to achieve the Trust's investment objective. The Trust's management does not believe that the elimination of the fundamental policy will have a material impact on the Trust's operations.



        Upon the approval of Proposal #4(c), the existing fundamental investment policy on portfolio trading for the Trust will be eliminated.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



                PROPOSAL #4(D): TO REMOVE THE TRUST'S FUNDAMENTAL

                INVESTMENT POLICY REGARDING TEMPORARY INVESTMENTS

        The Trust currently has a fundamental investment policy pertaining to temporary investments. The policy states that:

        "The Trust may invest temporarily in cash and money market instruments during times of unusual market conditions for defensive purposes and to maintain liquidity."

This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be eliminated. The Trust's management does not believe that the elimination of the fundamental policy will have a material impact on the Trust's operations.

        Upon the approval of Proposal #4(d), the existing fundamental investment policy on temporary investments for the Trust will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



     PROPOSAL #5: TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST WITHOUT SEEKING SHAREHOLDER APPROVAL

        Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. One item in the current Declaration of Trust, described below, prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.



         Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any series or class of the Trust, and then redeem all outstanding shares of any series or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a series or class of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain. Depending on the terms of Massachusetts trust law, which may change from time to time, if this proposal is approved by shareholders, the Trustees may be authorized to liquidate a series or class of the Trust by Board action without a further shareholder vote. The Trustees have no present intention of liquidating the Trust.



        If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:



        "The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class."

        The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholders by a redemption resulting in the payment to the shareholders of the then current net asset value of the shares owned by the shareholders. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, an amendment to the Trust's Declaration of Trust. The approval of the amendment will require the affirmative vote of a majority of the outstanding voting shares of the Trust entitled to vote as described in the Declaration of Trust. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)



         In the event that the amendment to the Declaration of Trust to allow the Trustees to liquidate assets is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING



        Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of the Trust is required to approve each of the Proposals, except the election of Trustees and the ratification of the selection of the Auditors.



        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.



        In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of each class of the Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

        For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.



        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

SHARE OWNERSHIP OF THE TRUSTEES

Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.



At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares class of the Trust: APCO Employees Credit Union, Birmingham, AL, owned approximately 6,008,537.6650 shares (14.09%). To the knowledge of management, at the close of business on the Record Date, the following persons owned more than 5% of the outstanding shares of the Institutional Service Shares class of the Trust: Hawaii Federal & State Employee Federal Credit Union, Hilo, HI, owned approximately 962,094.9840 shares (25.86%); and Brelco, Salina, KS, owned approximately 213,707.2590 shares (5.74%).

TRUSTEE COMPENSATION



                                 AGGREGATE
NAME,                          COMPENSATION
POSITION WITH                      FROM                      TOTAL COMPENSATION PAID
TRUST                             TRUST1#                      FROM FUND COMPLEX+
--------------------------- -------------------- ------------------------------------------------
John F. Donahue*@                 $0            $0 for the Trust and
Chairman and Trustee                            56 other investment companies in the Fund Complex

Thomas G. Bigley              $1,417.96         $111,222 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

John T. Conroy, Jr.           $1,559.99         $122,362 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Nicholas P. Constantakis++    $1,056.13         $0 for the Trust and
Trustee                                         36 other investment companies in the Fund Complex

William J. Copeland           $1,559.99         $122,362 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

John F. Cunningham**              $0            $0 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

James E. Dowd                 $1,559.99         $122,362 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*      $1,417.96         $111,222 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.@      $1,559.99         $122,362 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Peter E. Madden               $1,417.96         $111,222 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

John E. Murray, Jr.           $1,417.96         $111,222 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Wesley W. Posvar              $1,417.96         $111,222 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Marjorie P. Smuts             $1,417.96         $111,222 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex


1 Information is furnished for the fiscal year ended August 31, 1998.

# The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+ The information is provided for the last calendar year.

     ++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998.

     * The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

     ** Mr. Cunningham became a member of the Board of Trustees on January 1, 1999. He did not receive any fees from the Fund Complex as of the last calendar year.

@ Member of the Executive Committee.

        During the fiscal year ended August 31, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

        The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

        For the most recently completed fiscal year, Messrs. Flaherty, Conroy, Copeland and Dowd served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended August 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE TRUST

        The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher

Donahue, Executive Vice President of the Trust and Nominee for Trustee.

Glen R. Johnson
Federated Investors Tower

Pittsburgh, PA

Birthdate:  May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.



Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

Richard J. Thomas
Federated Investors Tower

Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.

William D. Dawson, III
Federated Investors Tower

Pittsburgh, PA

Birthdate: March 3, 1949

Chief Investment Officer

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Advisers, Federated Management, Federated Research, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Susan M. Nason
Federated Investors Tower

Pittsburgh, PA

Birthdate:  August 29,  1961

Vice President

Senior Vice President, Federated Investment Management Company.

        None of the Officers of the Trust received salaries from the Trust during the fiscal year ended August 31, 1998.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated ARMS Fund, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary


May 7, 1999

                               FEDERATED ARMS FUND

INVESTMENT ADVISER



FEDERATED INVESTMENT MANAGEMENT COMPANY



Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Cusip

(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated ARMS Fund (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 21, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED ARMS FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             VOTE FOR ALL
                             EXCEPT         [   ]



                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.



PROPOSAL 2     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S
               INDEPENDENT AUDITORS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]


PROPOSAL 3 TO APPROVE CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES:

               APPROVAL OF ALL PROPOSED CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]


               To vote against the proposed changes to one or more of the specific fundamental investment policies, but to approve all others, indicate the number(s) (as set forth in the Proxy Statement) of the investment policy(ies) you do not want to change on the line below. Please see the Notice of the Proxy Statement for the Proposal topics.



PROPOSAL 4 TO ELIMINATE CERTAIN OF THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES:

           APPROVAL OF THE FOUR PROPOSED ELIMINATIONS OF THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]


               To vote against the proposed elimination of one or more of the specific fundamental investment policies, but to approve the elimination of the others, indicate the number(s) (as set forth in the Proxy Statement) of the investment policy(ies) you do not want to eliminate on the line below. Please see the Notice of the Proxy Statement for the Proposal topics.



PROPOSAL 5     TO APPROVE AN AMENDMENT AND RESTATEMENT TO THE TRUST'S
               DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO
               LIQUIDATE  ASSETS OF THE TRUST WITHOUT SEEKING
               SHAREHOLDER APPROVAL
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.